Exhibit 99.1
For Immediate Release
Contact:
Debi Neary Ethridge
Vice President, Finance & Investor Relations
dethridge@lodgian.com
(404) 365-2719
Lodgian Reports 2008 Third Quarter Results
          ATLANTA, Ga., November 5, 2008—Lodgian, Inc. (AMEX: LGN), one of the nation’s largest independent owners and operators of full-service hotels, today reported results for the 2008 third quarter ended September 30, 2008.
          The company will host an 11 a.m. E.T. conference call today to discuss results.
          The “35 continuing operations hotels” comprise those Lodgian properties that are not held for sale as of September 30, 2008. Lists of properties included in both continuing operations and held for sale are attached to this release.
Third Quarter 2008 Highlights for 35 Continuing Operations hotels
•	RevPAR index increased 2.4 percentage points to 102.0 percent.

•	Increased Adjusted EBITDA (defined below) from $11.5 million to $11.7 million, a 1.9 percent improvement.

•	Improved Adjusted EBITDA margin from 18.5 percent in 2007 third quarter to 19.0 percent in 2008 third quarter.

•	Reduced corporate overhead by $1.4 million compared to the 2007 third quarter.

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Lodgian

Statistics for 35 Continuing Operations Hotels

	3Q	3Q
	2008*	2007*	% Change
Rooms revenue	$46,679	$46,942	-0.6%
RevPAR	$76.24	$76.66	-0.5%
Total revenue	$61,400	$61,933	-0.9%
Loss from continuing operations	$(2,259)	$(1,132)	n/m
EBITDA	$10,360	$9,713	6.7%
Adjusted EBITDA (defined below)	$11,696	$11,483	1.9%
Consolidated Financial Results

Loss from continuing operations	$(2,259)	$(1,132)	n/m
(Loss)/income from discontinued operations	$(3,924)	$1,179	n/m
Net (loss)/income attributable to common stock	$(6,183)	$47	n/m
Net (loss)/income per share attributable to common stock	$(0.29)	$0.00	n/m

*	Dollars in thousands except for RevPAR and per share data
In this press release, Lodgian uses the term “Adjusted EBITDA” to mean earnings before interest, taxes, depreciation and amortization (“EBITDA”), but excluding the effects of the following charges: impairment losses; restructuring expenses; gains/losses on debt extinguishment; and casualty (gains)/losses, net, for properties damaged by events such as hurricane, fire or flood.
Corporate Highlights:
•	Sold one hotel for gross proceeds of $3.3 million.

•	Repurchased approximately 382,000 shares of common stock at an average price of $7.74 per share.

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Lodgian

Third Quarter 2008 Results
          Third quarter 2008 total revenue for 35 continuing operations hotels declined 0.9 percent to $61.4 million, compared to the same period in 2007. During the quarter, the displacement of total revenue resulting from renovations at four properties was $0.4 million. Loss from continuing operations was $(2.3) million, compared to $(1.1) million in the 2007 third quarter.
          Net loss attributable to common shares was $(6.2) million, or $(0.29) per share, compared to net income of $47,000, or $0.00 per diluted share in the 2007 third quarter.
          EBITDA from 35 continuing operations hotels improved $0.6 million, or 6.7 percent, to $10.4 million compared to the prior year. Adjusted EBITDA for the same group of properties increased 1.9 percent, from $11.5 million in the third quarter of 2007 to $11.7 million in the 2008 third quarter. Adjusted EBITDA margins for the 35 continuing operations hotels improved 50 basis points to 19.0 percent during the third quarter of 2008 compared to 2007.
Management Comments
          “The current turmoil in the United States economy is having a profound impact on the industry in general, as both corporate and leisure travelers tighten their belts and reduce operating budgets,” said Peter Cyrus, Lodgian interim president and chief executive officer. “This effect was reflected in our third quarter results; however, Lodgian’s 35 continuing operations hotels fared positively compared to competitors in their respective markets. RevPAR index improved 2.4 percent to 102.0 percent, reflecting improved market share in the aggregate.
          “Further, the company’s cost containment efforts at property, regional and corporate levels are also evidenced by the improvement in Adjusted EBITDA margin in the 2008 third quarter compared to the same period last year. Year to date, corporate overhead of $13.1 million was $3.8 million lower than in the first nine months of 2007.”

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Lodgian

Asset Disposition Program
          During the quarter, the former Holiday Inn in Marietta, Ga. was sold for gross proceeds of $3.3 million. The net proceeds were used for general corporate purposes.
          As of September 30, 2008, a total of eight properties remained classified as held for sale and were in varying stages of the sale process.
Balance Sheet Update
          As of September 30, 2008, 36 hotels were encumbered as collateral for various mortgage debt facilities totaling approximately $341 million. A summary of mortgage debt facilities is included in the supplemental information attached to this release. There are no debt maturities requiring refinancing until July 2009.
          “In connection with the upcoming refinance, we have engaged a mortgage banker and, together with them, we are examining how best to retain flexibility for Lodgian, maximize proceeds and keep the cost of debt as low as possible,” said James MacLennan, executive vice president and chief financial officer.
          During the third quarter of 2008, Lodgian acquired approximately 382,000 shares of common stock at an average price of $7.74 per share, for a total of approximately $3.0 million, as part of its previously announced plan to repurchase up to $10 million of its common shares over a period ending no later than April 15, 2009. The company has acquired a total of 3,757,735 shares, or approximately 15.3 percent of common stock outstanding prior to initiating the repurchase program in May 2006, for a total cost of approximately $39.1 million as of September 30, 2008.

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Lodgian

Conference Call
          Lodgian will hold a conference call to discuss its 2008 third quarter results today, November 5, at 11 a.m. Eastern time. To hear the webcast, interested parties may visit the company’s Web site at www.lodgian.com and click on Investor Relations and then Webcast, Q3 Earnings Conference Call. A recording of the call will be available by telephone until midnight on Wednesday, November 12 by dialing (800) 405-2236, reference number 11121025. A replay of the conference call will be posted on Lodgian’s Web site.
Non-GAAP Financial Measures
          The historical non-GAAP financial measures included in this press release are reconciled to the comparable GAAP measures in the schedules attached to this press release.
EBITDA and Adjusted EBITDA
          EBITDA and Adjusted EBITDA are non-GAAP measures and should not be used as a substitute for measures such as net income (loss), cash flows from operating activities, or other measures computed in accordance with GAAP. The company uses EBITDA and Adjusted EBITDA to measure its performance and to assist in the assessment of hotel property values. EBITDA is also a widely used industry measure which Lodgian believes provides pertinent information to investors and is an additional indicator of the company’s operating performance.
          The company defines Adjusted EBITDA as EBITDA excluding the effects of certain charges such as impairment losses; restructuring expenses; gains/losses on debt extinguishment; and casualty losses or gains related to damage to and insurance recoveries for properties damaged by events such as hurricane, fire or flood.

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Lodgian

About Lodgian
          Lodgian is one of the largest independent owners and operators of full-service hotels in the United States. The company currently owns and manages a portfolio of 42 hotels with 7,794 rooms located in 23 states and Canada. Of the company’s 42-hotel portfolio, 22 are InterContinental Hotels Group brands (Crowne Plaza, Holiday Inn, Holiday Inn Select and Holiday Inn Express), 12 are Marriott brands (Marriott, Courtyard by Marriott, SpringHill Suites by Marriott, Residence Inn by Marriott and Fairfield Inn by Marriott), three are Hilton brands, and four are affiliated with nationally recognized franchisors including Starwood, Wyndham, and Carlson. One hotel is an independent, unbranded property, which is currently closed and held for sale. For more information about Lodgian, visit the company’s Web site: www.lodgian.com.
Forward-Looking Statements
          This press release includes forward-looking statements related to Lodgian’s operations that are based on management’s current expectations, estimates and projections. These statements are not guarantees of future performance and actual results could differ materially. The words “guidance,” “may,” “should,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “plan,” and similar expressions are intended to identify forward-looking statements. Certain factors are not within the company’s control and readers are cautioned not to put undue reliance on forward-looking statements. These statements involve risks and uncertainties including, but not limited to, the company’s ability to generate sufficient working capital from operations and other risks detailed from time to time in the company’s SEC reports, including the company’s annual report on Form 10-K for the year ended December 31, 2007. The company undertakes no obligations to update events to reflect changed assumptions, the occurrence of unanticipated events or changes to future results over time.

LODGIAN, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007
	(Unaudited in thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$20,552	$54,389
Cash, restricted	9,496	8,363
Accounts receivable (net of allowances: 2008 — $387; 2007 — $323)	9,889	8,794
Insurance receivable	—	2,254
Inventories	3,200	3,097
Prepaid expenses and other current assets	20,617	18,186
Assets held for sale	47,822	8,009

Total current assets	111,576	103,092

Property and equipment, net	446,826	499,986
Deposits for capital expenditures	12,370	16,565
Other assets	3,789	5,087

	$574,561	$624,730

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$7,148	$9,692
Other accrued liabilities	26,747	28,336
Advance deposits	1,700	1,683
Insurance advances	—	2,650
Current portion of long-term liabilities	127,668	5,092
Liabilities related to assets held for sale	22,537	961

Total current liabilities	185,800	48,414

Long-term liabilities	195,109	355,728

Total liabilities	380,909	404,142
Commitments and contingencies (Note 8)
Stockholders’ equity:
Common stock, $.01 par value, 60,000,000 shares authorized; 25,075,837 and 25,008,621 issued at September 30, 2008 and December 31, 2007, respectively	251	250
Additional paid-in capital	330,561	329,694
Accumulated deficit	(100,596)	(93,262)
Accumulated other comprehensive income	3,083	4,115
Treasury stock, at cost, 3,420,475 and 1,709,878 shares at September 30, 2008 and December 31, 2007, respectively	(39,647)	(20,209)

Total stockholders’ equity	193,652	220,588

	$574,561	$624,730

LODGIAN, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(Unaudited in thousands, except per share data)

Revenues:
Rooms	$46,679	$46,942	$139,891	$138,987
Food and beverage	12,545	12,857	40,011	40,660
Other	2,176	2,134	6,376	5,933

Total revenues	61,400	61,933	186,278	185,580

Direct operating expenses:
Rooms	12,200	11,997	35,562	34,336
Food and beverage	9,070	9,432	27,740	28,185
Other	1,548	1,512	4,473	4,216

Total direct operating expenses	22,818	22,941	67,775	66,737

	38,582	38,992	118,503	118,843

Other operating expenses:
Other hotel operating costs	18,287	17,847	53,885	52,339
Property and other taxes, insurance, and leases	4,226	4,087	12,338	13,329
Corporate and other	4,373	5,575	13,742	17,144
Casualty gains, net	(57)	—	(57)	(1,867)
Restructuring	—	1,258	—	1,258
Depreciation and amortization	8,120	7,226	23,578	21,301
Impairment of long-lived assets	1,393	512	9,114	826

Total other operating expenses	36,342	36,505	112,600	104,330

Operating income	2,240	2,487	5,903	14,513

Other income (expenses):
Interest income and other	241	1,312	907	3,031
Interest expense	(4,821)	(5,958)	(14,768)	(17,380)
Loss on debt extinguishment	—	—	—	(3,330)

Loss before income taxes and minority interests	(2,340)	(2,159)	(7,958)	(3,166)
Minority interests (net of taxes, nil)	—	—	—	(421)
Benefit (provision) for income taxes — continuing operations	81	1,027	(6)	2,106

Loss from continuing operations	(2,259)	(1,132)	(7,964)	(1,481)

Discontinued operations:
(Loss) income from discontinued operations before income taxes	(3,870)	1,818	759	3,779
Provision for income taxes — discontinued operations	(54)	(639)	(129)	(2,671)

(Loss) income from discontinued operations	(3,924)	1,179	630	1,108

Net (loss) income attributable to common stock	$(6,183)	$47	$(7,334)	$(373)

Basic net loss per share attributable to common stock	$(0.29)	$—	$(0.33)	$(0.02)

Diluted net loss per share attributable to common stock	$(0.29)	$—	$(0.33)	$(0.02)

LODGIAN, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS BY QUARTER
(UNAUDITED)

	2008			2007				2006
	Third	Second	First	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	(Unaudited in thousands)
Revenues:
Rooms	$46,679	$49,364	$43,848	$40,730	$46,942	$49,224	$42,821	$39,510
Food and beverage	12,545	15,404	12,062	14,429	12,857	15,323	12,480	13,670
Other	2,176	2,138	2,062	1,819	2,134	2,131	1,668	1,775

	61,400	66,906	57,972	56,978	61,933	66,678	56,969	54,955

Direct operating expenses:
Rooms	12,200	12,179	11,183	10,497	11,997	11,725	10,614	10,481
Food and beverage	9,070	9,851	8,819	9,054	9,432	9,918	8,835	9,161
Other	1,548	1,537	1,388	1,288	1,512	1,462	1,242	1,275

	22,818	23,567	21,390	20,839	22,941	23,105	20,691	20,917

	38,582	43,339	36,582	36,139	38,992	43,573	36,278	34,038

Other operating expenses:
Other hotel operating costs	18,287	17,719	17,879	16,285	17,847	17,603	16,889	15,433
Property and other taxes, insurance and leases	4,226	3,760	4,352	4,334	4,087	4,418	4,824	4,578
Corporate and other	4,373	3,484	5,885	4,248	5,575	5,906	5,663	4,936
Casualty (gain) losses, net	(57)	—	—	—	—	—	(1,867)	—
Restructuring	—	—	—	(25)	1,258	—	—	—
Depreciation and amortization	8,120	7,989	7,469	7,464	7,226	7,098	6,977	6,972
Impairment of long-lived assets	1,393	5,580	2,141	796	512	155	159	147

Other operating expenses	36,342	38,532	37,726	33,102	36,505	35,180	32,645	32,066

Operating income (loss)	2,240	4,807	(1,144)	3,037	2,487	8,393	3,633	1,972

Other income (expenses):
Business interruption insurance proceeds	—	—	—	—	—	—	—	(47)
Interest income and other	241	276	390	912	1,312	807	912	651
Interest expense	(4,821)	(4,775)	(5,172)	(5,790)	(5,958)	(6,044)	(5,378)	(5,452)
Loss on debt extinguishment	—	—	—	—	—	(3,330)	—	—

(Loss) income before income taxes and minority interests	(2,340)	308	(5,926)	(1,841)	(2,159)	(174)	(833)	(2,876)
Minority interests (net of taxes, nil)	—	—	—	—	—	(56)	(365)	335

(Loss) income before income taxes — continuing operations	(2,340)	308	(5,926)	(1,841)	(2,159)	(230)	(1,198)	(2,541)
Benefit (provision) for income taxes — continuing operations	81	(24)	(63)	(2,262)	1,027	372	707	(9,154)

(Loss) income from continuing operations	(2,259)	284	(5,989)	(4,103)	(1,132)	142	(491)	(11,695)

Discontinued operations:
(Loss) income from discontinued operations before income taxes	(3,870)	5,986	(1,357)	(5,824)	1,818	(248)	2,209	(13,527)
Provision (benefit) for income taxes	(54)	97	(172)	1,854	(639)	(157)	(1,875)	4,509

(Loss) income from discontinued operations	(3,924)	6,083	(1,529)	(3,970)	1,179	(405)	334	(9,018)

Net (loss) income attributable to common stock	$(6,183)	$6,367	$(7,518)	$(8,073)	$47	$(263)	$(157)	$(20,713)

LODGIAN, INC. AND SUBSIDIARIES
Reconciliation of EBITDA and Adjusted EBITDA (non-GAAP measures)
with Income/(Loss) from Continuing Operations (a GAAP measure)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	($ in thousands)		($ in thousands)
Continuing operations:
Income (loss) from continuing operations	$(2,259)	$(1,132)	$(7,964)	$(1,481)
Depreciation and amortization	8,120	7,226	23,578	21,301
Interest income	(241)	(1,312)	(907)	(3,031)
Interest expense	4,821	5,958	14,768	17,380
Provision (benefit) for income taxes	(81)	(1,027)	6	(2,106)

EBITDA from continuing operations	$10,360	$9,713	$29,481	$32,063

Adjustments to EBITDA:
Impairment of long-lived assets	$1,393	$512	$9,114	$826
Restructuring expenses	—	1,258	—	1,258
Casualty (gains) losses, net	(57)	—	(57)	(1,867)
(Gain) loss on debt extinguishment	—	—	—	3,330

Adjusted EBITDA from continuing operations	$11,696	$11,483	$38,538	$35,610

Lodgian, Inc. Summary of Mortgage Debt as of September 30, 2008 (in $ thousands)

	Number	Debt	Maturity
	of Hotels	Balance	Date	Interest rate

Mortgage Debt
IXIS	3	$21,052	Mar-09[1]	LIBOR plus 2.95%, capped at 8.45%
IXIS	1	18,588	Dec-08[1]	LIBOR plus 2.90%, capped at 8.40%
Goldman Sachs	10	130,000	May-09[2]	LIBOR plus 1.50%; capped at 8.50%
Merrill Lynch Mortgage Lending, Inc. — Fixed #1	4	39,715	Jul-09	6.58%
Merrill Lynch Mortgage Lending, Inc. — Fixed #3	8	60,814	Jul-09	6.58%
Merrill Lynch Mortgage Lending, Inc. — Fixed #4	6	36,183	Jul-09	6.58%
Wachovia- Pinehurst	1	3,005	Jun-10	5.78%
Wachovia- Phoenix West	1	9,527	Jan-11	6.03%
Wachovia- Palm Desert	1	5,797	Feb-11	6.04%
Wachovia- Worcester	1	16,585	Feb-11	6.04%

Total Mortgage Debt	36	$341,266		5.40% [3]

[1] —	Upon the satisfaction of certain conditions, two one-year extension options are available beyond the maturity date

[2] —	Upon the satisfaction of certain conditions, three one-year extension options are available beyond the maturity date

[3] —	Annual effective weighted average cost of debt at September 30, 2008.

Lodgian, Inc.
2008 Supplemental Operating Information

			Three Months Ended
Hotel	Room		September 30,
Count	Count		2008	2007	Increase (Decrease)
35	6,654	All Continuing Operations
		Occupancy	71.7%	71.9%		(0.3)%
		ADR	$106.37	$106.58	($0.21)	(0.2)%
		RevPAR	$76.24	$76.66	($0.42)	(0.5)%
		RevPAR Index	102.0%	99.6%		2.4%
30	5,763	Continuing Operations less hotels under renovation in the third quarter 2007 and 2008
		Occupancy	72.4%	74.2%		(2.4)%
		ADR	$107.97	$108.15	($0.18)	(0.2)%
		RevPAR	$78.16	$80.30	($2.14)	(2.7)%
		RevPAR Index	103.1%	102.6%		0.5%
12	1,397	Marriott Hotels
		Occupancy	77.1%	74.9%		2.9%
		ADR	$114.09	$113.27	$0.82	0.7%
		RevPAR	$87.99	$84.83	$3.16	3.7%
		RevPAR Index	110.5%	111.1%		(0.5)%
2	396	Hilton Hotels
		Occupancy	68.3%	74.9%		(8.8)%
		ADR	$112.15	$108.55	$3.60	3.3%
		RevPAR	$76.63	$81.28	($4.65)	(5.7)%
		RevPAR Index	100.2%	98.7%		1.5%
17	3,986	IHG Hotels
		Occupancy	71.0%	73.2%		(3.0)%
		ADR	$106.20	$106.57	($0.37)	(0.3)%
		RevPAR	$75.42	$77.99	($2.57)	(3.3)%
		RevPAR Index	102.6%	99.5%		3.1%
4	875	Other Brands
		Occupancy	67.5%	60.1%		12.3%
		ADR	$90.44	$92.24	($1.80)	(2.0)%
		RevPAR	$61.02	$55.46	$5.56	10.0%
		RevPAR Index	87.0%	79.8%		9.0%

Lodgian, Inc.
2008 Supplemental Operating Information

			Nine Months Ended
Hotel	Room		September 30,
Count	Count		2008	2007	Increase (Decrease)
35	6,654	All Continuing Operations
		Occupancy	71.1%	70.2%		1.3%
		ADR	$107.81	$108.89	($1.08)	(1.0)%
		RevPAR	$76.69	$76.49	$0.20	0.3%
		RevPAR Index	99.7%	98.3%		1.4%
25	4,577	Continuing Operations less hotels under renovation in the first, second and third quarters 2007 and 2008
		Occupancy	71.9%	71.0%		1.3%
		ADR	$104.58	$104.61	($0.03)	0.0%
		RevPAR	$75.22	$74.29	$0.93	1.3%
		RevPAR Index	99.4%	97.3%		2.2%
12	1,397	Marriott Hotels
		Occupancy	73.7%	72.3%		1.9%
		ADR	$113.68	$114.12	($0.44)	(0.4)%
		RevPAR	$83.79	$82.52	$1.27	1.5%
		RevPAR Index	110.7%	112.9%		(1.9)%
2	396	Hilton Hotels
		Occupancy	66.7%	68.0%		(1.9)%
		ADR	$112.44	$111.33	$1.11	1.0%
		RevPAR	$74.96	$75.66	($0.70)	(0.9)%
		RevPAR Index	98.4%	96.1%		2.4%
17	3,986	IHG Hotels
		Occupancy	71.3%	71.3%		0.0%
		ADR	$107.63	$108.64	($1.01)	(0.9)%
		RevPAR	$76.71	$77.41	($0.70)	(0.9)%
		RevPAR Index	99.8%	97.3%		2.6%
4	875	Other Brands
		Occupancy	68.4%	63.4%		7.9%
		ADR	$96.54	$99.44	($2.90)	(2.9)%
		RevPAR	$66.05	$63.00	$3.05	4.8%
		RevPAR Index	83.1%	80.2%		3.6%

Lodgian, Inc.
Continuing Operations Hotel Portfolio as of September 30, 2008

Location	Brand	Rooms
Bentonville, AR	Courtyard by Marriott	90
Little Rock, AR	Residence Inn by Marriott	96
Phoenix, AZ	Crowne Plaza	295
Phoenix, AZ	Radisson	159
Palm Desert, CA	Holiday Inn Express	129
Denver, CO	Marriott	238
Melbourne, FL	Crowne Plaza	270
West Palm Beach, FL	Crowne Plaza	219
Atlanta, GA	Courtyard by Marriott	181
Ft. Wayne, IN	Hilton	244
Florence, KY	Courtyard by Marriott	78
Paducah, KY	Courtyard by Marriott	100
Kenner, LA	Radisson	244
Lafayette, LA	Courtyard by Marriott	90
Dedham, MA	Residence Inn by Marriott	81
Worcester, MA	Crowne Plaza	243
Baltimore (BWI Airport), MD	Holiday Inn	260
Baltimore (Inner Harbor), MD	Holiday Inn	375
Columbia, MD	Hilton	152
Silver Spring, MD	Crowne Plaza	231
Pinehurst, NC	Springhill Suites by Marriott	107
Merrimack, NH	Fairfield Inn by Marriott	115
Santa Fe, NM	Holiday Inn	130
Albany, NY	Crowne Plaza	384
Strongsville, OH	Holiday Inn	303
Tulsa, OK	Courtyard by Marriott	122
Monroeville, PA	Holiday Inn	187
Philadelphia, PA	Four Points by Sheraton	190
Pittsburgh — Washington, PA	Holiday Inn	138
Pittsburgh, PA	Crowne Plaza	193
Hilton Head, SC	Holiday Inn	202
Myrtle Beach, SC	Holiday Inn	133
Abilene, TX	Courtyard by Marriott	99
Dallas (DFW Airport), TX	Wyndham	282
Houston, TX	Crowne Plaza	294

		6,654

Lodgian, Inc.
Assets Held for Sale

Location	Brand	Rooms
Phoenix, AZ	Holiday Inn	144
Frisco, CO	Holiday Inn	217
East Hartford, CT	Holiday Inn	130
Glen Burnie, MD	Holiday Inn	127	[1]
Towson, MD	Holiday Inn	139
Troy, MI	Hilton	191
Memphis, TN	Independent	105
Windsor, Ontario, Canada	Holiday Inn Select	214

[1] -	Property sold on October 9, 2008